ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) (USD $)	Jan. 31, 2015	Oct. 31, 2014	Oct. 31, 2013
Accounts Payable And Accrued Expenses [Line Items]
Trade payables and accruals	$ 218,240	$ 281,352	$ 161,847
Accrued preferred stock dividends	915,447	915,447	523,895
Payroll and commissions	500,875	456,875	352,266
Other liabilities	218,589	226,620	219,024
Total accounts payable and accrued expenses	$ 1,853,151	$ 1,880,294	$ 1,257,032